SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to ss 240.14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ } Check  box  if  any  part  of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                      [NORWOOD FINANCIAL CORP. LETTERHEAD]





March 22, 2007

Dear Stockholder:

     On behalf of the Board of Directors and management of Norwood Financial Corp., I invite you to attend our 2007 Annual Meeting of Stockholders. The Annual Meeting will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 24, 2007, at 11:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. I will also report on our operations. Our directors and officers, as well as representatives of Beard Miller Company LLP, our independent auditors, will be present to respond to stockholder questions.

     You will be asked to elect two directors and to ratify the appointment of Beard Miller Company LLP as our independent auditors for the fiscal year ending December 31, 2007. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

     Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy Card. Also, you may vote in person at the meeting if you so choose. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                   Sincerely,

                                   /s/ William W. Davis, Jr.

                                   William W. Davis, Jr.
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2007
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of Norwood Financial Corp., will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 24, 2007, at 11:00 a.m., local time, for the following purposes:

     1.   To elect two directors;

     2. To ratify the appointment of Beard Miller Company LLP as our independent auditors for the fiscal year ending December 31, 2007;

all as set forth in the Proxy Statement accompanying this notice, and to transact any other business that may properly come before the Annual Meeting. The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on March 16, 2007, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     A copy of our Annual Report for the year ended December 31, 2006 is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS CAN VOTE BY WRITTEN PROXY CARD. ALSO, YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ John E. Marshall

                       JOHN E. MARSHALL
                       SECRETARY


Honesdale, Pennsylvania
March 22, 2007

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. IF YOU ARE VOTING BY WRITTEN PROXY CARD, A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement and the accompanying proxy card are being mailed to stockholders of Norwood Financial Corp. commencing on or about March 22, 2007 in connection with the solicitation by our Board of Directors of proxies for use at our 2007 Annual Meeting of Stockholders which will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 24, 2007, at 11:00 a.m., local time.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURES
--------------------------------------------------------------------------------

WHO CAN VOTE AT THE ANNUAL MEETING

     You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.10 par value (the "Common Stock"), as of the close of business on March 16, 2007 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 2,792,151 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

VOTING BY PROXY

     The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR AND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS OUR INDEPENDENT AUDITORS.

     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company's Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

     If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

PARTICIPANTS IN THE WAYNE BANK EMPLOYEE STOCK OWNERSHIP PLAN

     If you are a participant in the Wayne Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is April 19, 2007.

VOTE REQUIRED

     The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees from whom you specifically withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting to ratify the appointment of Beard Miller Company LLP as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

--------------------------------------------------------------------------------
                      PRINCIPAL HOLDERS OF OUR COMMON STOCK
--------------------------------------------------------------------------------

     Persons and groups beneficially owning more than 5% of the Common Stock are required to report on their ownership to Securities and Exchange Commission. A person is the beneficial owner of shares of Common Stock over which he or she has or shares voting or investment power or which he or she has the right to acquire at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock.


NAME AND ADDRESS                                AMOUNT AND NATURE OF                     PERCENT OF
OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP              COMMON STOCK OUTSTANDING
-------------------                             --------------------              ------------------------
Wayne Bank Trust Department                         190,466 (1)                             6.8%
717 Main Street
Honesdale, Pennsylvania  18431

------------
(1) The Wayne Bank Trust Department has sole voting and dispositive power over 190,466 shares. Excludes 236,356 shares held in seven trusts for which the Bank acts as trustee but as to which it does not have voting power. The shares for which the Wayne Bank Trust Department has sole voting power are expected to be voted for the election of the nominees listed under Proposal 1 and for the ratification of auditors (Proposal
         2).

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors currently consists of nine members, each of whom also serves as a director of our principal subsidiary, Wayne Bank. Our Articles of Incorporation provide that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

     Richard L. Snyder and Ralph A. Matergia (collectively, the "Nominees") have been nominated by the Board of Directors for terms of three years each. The Nominees currently serve as directors of the Company. Russell L. Ridd, whose term as director will also expire at the Annual Meeting is retiring from the Board of Director and will not stand for re-election. The size of the Board will be reduced to eight at that time.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the nominees listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

     The following table sets forth the names, ages, positions with the Company, terms of, and length of board service, number and percentage ownership of the Common Stock for:

     o each of the persons nominated for election as directors of the Company at the Annual Meeting;
     o each other director of the Company who will continue to serve as director after the Annual Meeting; and
     o    each executive officer.

     Beneficial ownership of the executive officers and directors of the Company as a group, is also set forth below.

                                                                                        COMMON STOCK
                                                 YEAR FIRST          CURRENT            BENEFICIALLY
                                                 ELECTED OR            TERM             OWNED AS OF            PERCENT
NAME AND POSITION                  AGE(1)       APPOINTED(2)         EXPIRES           RECORD DATE(3)          OF CLASS
-----------------                  ------       ------------         -------           --------------          --------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2010

Richard L. Snyder                    66             2000               2007                 6,450                 *
Director
Ralph A. Matergia                    57             2004               2007                 2,053  (4)            *
Director
                                              DIRECTORS CONTINUING IN OFFICE

Daniel J. O'Neill                    69             1985               2008                10,630                 *
Director
Dr. Kenneth A. Phillips              56             1988               2008                 5,694                 *
Director
Gary P. Rickard                      65             1978               2008                30,711                1.1%
Director
William W. Davis, Jr.                62             1996               2009                76,937                2.6%
Director, President and Chief
Executive Officer
John E. Marshall                     69             1983               2009                26,820  (4)            *
Director and Secretary
to the Board
Susan Gumble-Cottell                 49             2006               2009                   101                 *
Director

                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Lewis J. Critelli                    47              na                 na                 49,301                1.7%
Executive Vice President
and Chief Financial Officer
Edward C. Kasper                     59              na                 na                 37,831                1.3%
Senior Vice President
Joseph A. Kneller                    60              na                 na                 11,525                 *
Senior Vice President
John H. Sanders                      49              na                 na                 21,134                 *
Senior Vice President
All directors, nominees and
executive officers as a group
(13 persons)                                                                              374,750  (5)          12.8%

*        Less than 1% of the Common Stock outstanding.
(1)      As of December 31, 2006.
(2)      Refers to the year the individual first became a director of the Company or the Bank.

                                                                             (footnotes continued on following page)

                                       4

(3) Unless otherwise noted, the directors, executive officers and group named in the table have sole or shared voting power or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the Record
         Date: William W. Davis, Jr. - 34,958, John E. Marshall - 525, Gary P. Rickard - 525, Richard L. Snyder - 3,300, Daniel J. O'Neill - 4,088, Dr. Kenneth A. Phillips - 3,300, Ralph A. Matergia - 525, Lewis J. Critelli - 33,075, Edward C. Kasper - 25,465, Joseph A. Kneller - 4,725 and John H. Sanders - 14,176.
(4) Excludes 162,690 shares of Common Stock held under the Wayne Bank Employee Stock Ownership Plan ("ESOP") for which such individuals serve as the ESOP trustees. Such shares are voted by the ESOP trustees in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(5) Includes 95,563 shares of Common Stock (including 525 shares he had the right to acquire through the exercise of options) beneficially owned by Director Russell L. Ridd who will not serve past the Annual Meeting and 125,187 shares which all continuing directors, nominees and executive officers as a group may acquire through the exercise of options within 60 days of the Record Date.

BIOGRAPHICAL INFORMATION

     The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise stated, all directors, nominees, and executive officers have held their present positions for five years.

NOMINEES FOR DIRECTOR:

     RICHARD L. SNYDER is a retired executive and certified public accountant. He served in a number of executive positions with Pricewaterhouse Coopers LLP, Bell Equipment/Alcom Combustion Company, and most recently with Phillip Morris Companies, Inc.

     RALPH A. MATERGIA is a founding partner of the law firm of Matergia and Dunn in Stroudsburg, Pennsylvania with which he has practiced for over 25 years. He has served as the Solicitor for the Borough of Stroudsburg since 1979 and as Solicitor for the Monroe County Treasurer for over 25 years.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                  VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES

CONTINUING DIRECTORS:

     DANIEL J. O'NEILL is an Adjunct Professor at Wilkes University, the retired Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania, and Commander 28th Infantry Division (Retired).

     DR. KENNETH A. PHILLIPS is an optometrist in Waymart, Pennsylvania.

     GARY P. RICKARD is a partner of Clearfield Farms, Honesdale, Pennsylvania, a dairy farm.

     WILLIAM W. DAVIS, JR. is President and Chief Executive Officer of the Company and the Bank.

     JOHN E. MARSHALL is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

     SUSAN GUMBLE-COTTELL is the President and Chief Executive Officer of Gumble Brothers, Inc., a building materials supplier located in Paupack, Pennsylvania.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     LEWIS J. CRITELLI is Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to December 1998, Mr. Critelli has served in a variety of capacities with the Company and the Bank.

     EDWARD C. KASPER is Senior Vice President of the Company and Senior Vice President and head of Corporate Banking for the Bank.

     JOSEPH A. KNELLER is Senior Vice President of the Company and Senior Vice President - Information Systems of the Bank. Prior to December 1998, Mr. Kneller served as Vice President of the Bank.

     JOHN H. SANDERS is Senior Vice President of the Company and Senior Vice President and head of Retail Banking for the Bank.

--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that Directors Snyder, Phillips, Matergia, Ridd, Marshall, Rickard, O'Neill and Gumble-Cottell are independent under the independence standards of The Nasdaq Global Market on which the Common Stock is currently listed. In determining the independence of directors, the Board of Directors considered the deposit and loan relationships which various directors have with Wayne Bank and certain business relationships between Wayne Bank and organizations in which certain directors have an interest. In determining whether Mr. Matergia is independent, the Board of Directors considered work occasionally done by his law firm for the Bank but determined that due to the small volume of work done, his independence was not affected. There are no members of the Audit Committee who do not meet the independence standards of the The Nasdaq Global Market for Audit Committee members and no members of the Audit Committee are serving under any exceptions to these standards.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 2006, the Board of Directors of Norwood Financial Corp. held five regular meetings and the Board of Directors of the Wayne Bank held twelve regular meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and committees on which such director served during the fiscal year ended December 31, 2006.

     AUDIT COMMITTEE. The Audit Committee is comprised of Directors Snyder, Phillips, Matergia, Marshall and Gumble-Cottell. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for The Nasdaq Global Market. The Board of Directors has adopted a written audit charter which is included as Appendix A to this proxy statement. A current copy of the Audit Committee charter is not available on our website. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Audit Committee also meets with the Company's independent auditors to discuss the results of the annual audit and any related matters.

     In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met four times during the fiscal year ended December 31, 2006.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Directors Ridd, Marshall and Matergia. This standing committee met once during the fiscal year ended December 31, 2006 to review the compensation of the chief executive officer and other executive officers. The members of the Compensation Committee are independent in accordance with the listing requirements of The Nasdaq Global Market. For a discussion of the committee's processes and procedures for determining director and executive officer compensation, see the "Compensation Discussion and Analysis" below. The Compensation Committee has not adopted a written charter.

AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Directors has determined that Richard L. Snyder, a member of the Company's Audit Committee, is an "Audit Committee Financial Expert" as that term is defined in the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Snyder is independent as that term is used in the Securities Exchange Act of 1934.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consisted of Directors Ridd, Marshall and Matergia at December 31, 2006. Director Ridd is Chairman of the Board of the Company and the Bank, serves as Chairman of the Compensation Committee, and was President and Chief Executive Officer of the Bank until May 1993. Members of the Compensation Committee are non-employee directors of the Company and the Bank. No member of the Committee or any other director is, or was during 2006, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2006, a member of the board of directors or a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

DIRECTOR NOMINATION PROCESS

     The Nominating Committee consists of Directors Ridd, Marshall and Matergia, each of whom is independent within the meaning of the rules of The Nasdaq Global Market. The Nominating Committee met once during the year ended December 31, 2006. The Board of Directors has adopted a charter for the nominating committee which is included as an appendix to this proxy statement. The Nominating Committee Charter is not available on our website.

     The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Wayne Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

     To be considered in the Committee's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. The Committee believes potential directors should be stockholders, should have the highest personal and professional integrity and should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

STOCKHOLDER COMMUNICATIONS

     The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, Directors are accessible to stockholders on an informal basis throughout the year and formally at the Annual Meeting. The Board encourages, but does not require, directors to attend the Annual Meeting of stockholders. Seven directors attended the 2006 Annual Meeting of Stockholders.

--------------------------------------------------------------------------------
                      COMPENSATION DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

PHILOSOPHY AND OBJECTIVES

     The Company's compensation programs are designed to effectively attract, retain, motivate and reward Named Executive Officers (NEOs) and all employees for their performance. The Company believes in maintaining a competitive compensation package to insure continuity of the management team with the goal of increasing shareholder value over the long-term.

     The objectives of the compensation package include the following:

     o Create an overall compensation package that is competitive with those offered by other financial institutions in our market area while providing appropriate incentives for the achievement of short and long term performance goals.

     o Encourage achievement of short-term performance goals through cash incentive programs

     o Use stock incentive plans to reward long-term performance and align interests of management with stockholders

     o Encourage long-term management continuity and loyalty through the accrual of post-employment benefits

     Financial services is a competitive industry and the Company operates in a market area which is headquarters to many other community banks as well as much larger institutions. The NEOs officer compensation package is therefore structured to keep the current team in place. The Company feels this is important due to the following attributes of the NEOs:

     o    In depth knowledge of the local markets
     o    Familiarity with Norwood's operations
     o    Strong customer relationships
     o    Management succession planning
     o    Proven success
     o    Ten consecutive years of earnings growth and dividend increases

     The Company has a balanced package of short-term cash based compensation and longer-term stock based plans and retirement plans. The Company's Executive Compensation package includes the following key elements:

     o    Base Salary
     o    Cash Incentive Bonus Plan
     o    Long Term Equity-Based Incentive Compensation
     o    Employment and Change-In-Control Agreements
     o    Post-Employment and Retirement Programs
     o    Insurance and Other Benefits
     o    Perquisites and other Personal Benefits

ADMINISTRATION OF COMPENSATION PROGRAM

     The Compensation Committee of the Company is responsible for the administration of the compensation program of the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and the other Named Executive Officers.

     The Compensation Committee meets in November of each year to determine annual salary adjustments, cash bonus and stock option awards for NEOs. The Company does not have a formal policy addressing each specific type of compensation.

     The  Committee   does  consider  a  variety  of  factors  as  it  evaluates compensation for each NEO, including:

     o Overall company performance as compared to budget and prior year's performance;
     o    Bank regulatory examination results;
     o Bank performance metrics compared to peers, including return on assets, return on equity, charge-offs, level of non-performing loans and efficiency ratio; and
     o The individual achievements of each NEO in their respective areas of responsibility.

     In establishing base salaries and increases, the committee has access to various compensation surveys to ensure a competitive salary level. These include:

     o    The Conference Board Salary increase survey
     o    The Nash and Company PA Bank and Thrift Compensation Report
     o    SNL Executive Compensation Review

     The Company does not specifically benchmark compensation to any specific group of companies.

     Annual salary increases are generally made in amounts deemed necessary to maintain the competitiveness of the salary structure. Absent a material increase in duties or a significant change in the economic or competitive landscape, salaries are not increased materially from year to year.

     At each meeting, Mr. Davis discusses with the Committee the performance evaluations of each of the NEOs excluding himself, and presents his recommendations. Mr. Davis is not present for any discussion involving his compensation.

     Depending on the Company's performance for the year, the Compensation Committee establishes a cash incentive bonus pool based on a percentage of pre-tax earnings. Specific bonus amounts are awarded to each NEO based on performance. The Company realizes that all employees contribute to its success, and therefore, cash bonuses are also distributed to employees at all levels based on merit. The Company has never been required to materially adjust or restate the pre-tax earnings on which the bonus pool has been calculated and does not have a policy regarding the adjustment or recovery of bonuses in such an event.

     The Committee also grants stock option awards under the Norwood Financial Corp. 2006 Stock Option Plan. The Stock Option Plan was designed to provide long-term incentives to NEOs, directors and other key employees that contribute to the success of the Company. The ten-year life of the options is structured to retain the NEOs and promote the long-term success of the Company.

     The Board of Directors believes that equity-based compensation is important in aligning the interests of management with those of shareholders and has established the Wayne Bank Employee Stock Ownership Plan and 2006 Stock Option Plan to help it achieve this objective. Although each of the NEOs has a substantial personal investment in the Common Stock, the Board of Directors does not have formal equity ownership requirements or guidelines for executive officers.

COMPONENTS OF COMPENSATION PROGRAM

     The components of compensation for 2006 are as follows:

     Salary
     ------

     As a result of the Company's ongoing success and the continuity of the management team, current base salary levels are above the median. The Compensation Committee approved a 3.5% increase in salaries at the November meeting. This level was based on information from the Conference Board which indicated commercial banks would increase officer salaries by 3.5%. NEOs salary increases ranged from 2.5% to 3.5%. Messrs. Davis and Critelli currently have base salary amounts under their employment agreements of $226,000 and $146,500, respectively, with minimum annual increases of $6,000 and $3,000 respectively.

     Bonus
     -----

     For 2006, the Board approved a bonus pool equal to 4% of pre-tax earnings to be distributed to all NEOs, other officers and employees. Historically, this bonus pool percentage has varied from 3.8% to 4.5% of pre-tax earnings. In establishing this bonus pool, the Committee considered the 9.6% increase in pre-tax earnings and improvement in ROA, ROE, the efficiency ratio and loan quality as compared to the prior year.

     Stock Based Awards
     ------------------

     The Compensation Committee approved stock option awards under the Norwood Financial Corp 2006 Stock Option Plan. The purpose of the plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company. In 2006, a total of 47,700 options were granted to 19 key employees including the NEOs. Of the total options granted in 2006, 25,200, which represents 0.90% of total shares outstanding, related to the Company's 2005 performance and 22,500 options, which represents 0.81% of total shares outstanding related to the Company's 2006 performance. The NEOs were awarded 45.3% of the total options granted. The percentage awarded to NEOs has declined over time as more key employees have been included in the plan.

     Timing of Grants
     ----------------

     Stock awards are typically granted annually as part of the individual performance review process. This takes place at the Compensation Committee Meeting in November. The full board ratifies the actions of the Committee in December and establishes the grant date. The exercise price is based upon the last sale price of the Company's stock at the closing on the effective date of grant or if there is no trading on such date then the last trading day prior to such date of grant As described above, grants for 22,500 shares were awarded effective December 29, 2006. In addition, 25,200 awards were recommended by the Compensation Committee in November 2005 and were granted effective April 25, 2006 which coincided with the Shareholder Meeting and the approval of 2006 Norwood Financial Corp. Stock Option Plan.

     Retirement and Severance Arrangements
     -------------------------------------

     The Company has salary continuation plan agreements (SCP) with each NEO. The agreements provide that upon termination of employment on or after reaching age 62, or following a change-in-control, if earlier, the NEOs will be eligible to receive annual retirement benefits as detailed in the Pension Benefits Table below. The SCP was initially established in 1999. Benefit amounts were calculated based on the amount of supplemental retirement income needed to allow the NEO to retire on approximately 40-75% of projected final salary when such supplemental benefit is added to the Company's qualified retirement plans and social security. The range of 40% to 75% of final salary is based on total years of service with the Company from inception date of the plan. The target supplemental salary levels payable at normal retirement age as follows: up to 15 years of service - 40%, 15-25 years - 65% and 25 or more - 75%.

     The NEOs participate in the Bank's defined contribution profit-sharing and 401(k) Plan which is open to all employees over the age of 21 after one year of employment. The 401(k) Plan permits employees to make pre-tax contributions of between 2% and 10% of their compensation to their accounts in the 401(k) Plan and the Bank will match the first 2% of the contribution. In addition, in November 2006, the Compensation Committee approved an additional corporate contribution equal to 4% of each eligible employee's compensation. The Committee considers the financial performance of the company when it sets the Company's annual contribution under the plan. For each NEO, the Company contributed 6% of the NEO's base salary to the Plan.

     Each of the NEOs participate in the Employee Stock Ownership Plan (ESOP) which is open to all employees who have met the eligibility requirements. The Company makes discretionary annual contributions to the ESOP in an amount necessary to service the loan outstanding to the ESOP. As the loan has been paid down, shares have been released from pledge and allocated to the accounts of participants based upon their base salary in relation to the total salary of all participants under the Plan subject to certain "top hat" rules which limit the amount that can be allocated to highly compensated employees. (See Note 8 of Notes to the Consolidated Financial Statements in the 2006 Annual Report to Stockholders.)

     As part of the long-term compensation package, the Company and the Bank have entered into three-year employment agreements with Messrs. Davis and Critelli. The agreements have a two step change-in-control trigger under which, in case of a voluntary termination within 30 days of a change-in-control or an involuntary termination or voluntary termination for good reason during the six months before or within one year after a change-in-control, the NEO would be paid a lump sum amount equal to three times the five-year average of his annual compensation less $1.00. We believe that the change-in-control provision is desirable in order to ensure that Messrs. Davis and Critelli remain focused on the interests of the Company and its shareholders in the event of a pending change-in-control. In the event of a change in control, the Company will indemnify the NEOs for any 20% tax penalties that may be incurred by them for amounts payable that exceed the limitations under Sections 280G and 4999 of the Code. If the Company terminated Messrs. Davis or Critelli, without just cause, they would be entitled to a payment of salary for amounts due under the agreement with a minimum severance payment of one year's salary.

     The Bank has entered into change-in-control severance agreements with Messrs. Kasper, Sanders and Kneller which provide for severance payments upon their termination of employment in connection with a change-in-control in the same circumstances as in the Employment Agreements of Messrs. Davis and Critelli. The NEOs have severance protection upon termination of employment following a change-in-control of two times their current annual compensation. See "Potential Payments upon Termination or Change-in-Control."

     The Compensation Committee balances short-term and long-term compensation for the NEOs. Long term compensation includes stock option grants, salary continuation plan and other benefits available to all employees which include contributions to 401(k) Plan, ESOP and life insurance. For 2006, the target range for short-term compensation as a percentage of total compensation was 66% to 73% with long-term compensation at 27% to 34% of total compensation. We believe this formula is competitive within our market place and peer group.


--------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with Management. Based on foregoing review and discussions, the Compensation Committee recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this proxy statement.



                                 COMPENSATION COMMITTEE
                                 Russell L. Ridd
                                 John E. Marshall
                                 Ralph A. Matergia

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer, principal financial officer and each other executive officer whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2006 exceeded $100,000 for services rendered in all capacities to Norwood Financial Corp. and Wayne Bank. We do not have any plans providing for stock awards or non-equity incentive compensation to the Named Executive Officers.

                                                                          CHANGE IN PENSION
                                                                              VALUE AND
                                                                            NONQUALIFIED
                                                                              DEFERRED
                                                                OPTION      COMPENSATION      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY     BONUS   AWARDS (1)    EARNINGS (2)   COMPENSATION (3)      TOTAL
---------------------------         ----   ------     -----   ----------    ------------   ----------------      -----

William W. Davis, Jr.               2006   $226,000  $70,000    $22,722       $ 58,045      $  56,797          $433,564
   President and Chief
   Executive Officer

Lewis J. Critelli                   2006    146,500   43,000     17,041         16,250         42,094           264,885
   Executive Vice President and
   Chief Financial Officer

Edward C. Kasper                    2006    114,000   30,000     11,361         29,040         33,640           218,041
   Senior Vice President

John H. Sanders                     2006    100,000   15,000      8,521          7,722         26,705           157,948
   Senior Vice President

Joseph A. Kneller                   2006     98,500   12,000      8,521         16,241         27,298           162,360
   Senior Vice President

-------------------
(1) Based on a value of $8.12 per option with eight months of expense recognized in 2006 or $5.41 per option. For assumptions used in determining the value of the options, see Note 12 of Notes to the Consolidated Financial Statements in the 2006 Annual Report to Stockholders.
(2) Consists of increase in actuarial present value of benefits under Salary Continuation Plan.
(3)  All other compensation consists of the following:

                                                     LIFE INS.                 ESOP ALLOCATIONS
               NAMED              401K MATCHING      PREMIUMS          -------------------------------------
         EXECUTIVE OFFICER        CONTRIBUTIONS         PAID           NO. OF SHARES    VALUE AT $31.50/SHARE     TOTAL
         -----------------        -------------      ---------         -------------    ---------------------     -----
         William W. Davis         $12,479             $4,974               1,249              $39,344            $56,797
         Lewis J. Critelli          8,789                702               1,035               32,603             42,094
         Edawrd C. Kasper           6,839              1,506                 803               25,295             33,640
         John H. Sanders            6,000                450                 643               20,255             26,705
         Joseph A. Kneller          5,910              1,941                 611               19,247             27,298

     GRANTS OF PLAN-BASED AWARDS. The following tables set forth certain information with respect to plan-based awards granted to the Named Executive Officers. All grants were made under the Norwood Financial Corp. 2006 Stock Option Plan.

                                                            ALL OTHER
                                                         OPTION AWARDS:
                                                            NUMBER OF        EXERCISE OF     GRANT DATE
                                                           SECURITIES       BASE PRICE OF    FAIR VALUE
                           GRANT            BOARD          UNDERLYING      OPTION AWARDS      OF STOCK
NAME                       DATE         ACTION DATE *      OPTIONS (#)         ($/SH)       OPTION AWARDS
----                       ----         -------------      -----------         ------       -------------
William W. Davis, Jr.      04/25/2006     12/13/2005          4,200            $30.38         $34,104
                           12/29/2006     12/12/2006          3,000             31.50          24,270

Lewis J. Critelli          04/25/2006     12/13/2005          3,150             30.38          25,578
                           12/29/2006     12/12/2006          2,500             31.50          20,225

Edward C. Kasper           04/25/2006     12/13/2005          2,100             30.38          17,052
                           12/29/2006     12/12/2006          1,500             31.50          12,135

John H. Sanders            04/25/2006     12/13/2005          1,575             30.38          12,789
                           12/29/2006     12/12/2006          1,000             31.50           8,090

Joseph A. Kneller          04/25/2006     12/13/2005          1,575             30.38          12,789
                           12/29/2006     12/12/2006          1,000             31.50           8,090

----------
* The April option awards under 2006 Stock Option Plan were approved by Board of Directors on December 13, 2005 subject to stockholder approval which was obtained on April 25, 2006. The December option awards were approved by the Board of Directors on December 12, 2006 to be effective on the last business day of the year. The exercise price was equal to the fair market value of the Common Stock on the Grant Date in each case.

     William W. Davis and Lewis J. Critelli have each entered into three-year employment agreements with Wayne Bank. The employment agreements provide for annual one-year renewals on each anniversary date of the agreements unless either party provides prior written notice to the contrary. The agreements each provide that the Board of Directors will review their salaries not less often than annually and shall increase their base salary by no less than $6,000 per year in the case of Mr. Davis and no less than $3,000 per year in the case of Mr. Critelli. The employment agreements provide that Messrs. Davis and Critelli will participate equitably in discretionary bonuses that the Board of Directors may award to senior management from time to time. Messrs. Davis and Critelli are also entitled to participate in specified benefit plans and in any fringe benefits made available to senior management. Messrs. Kasper, Sanders and Kneller have each entered into three-year Change-in-Control Severance Agreements which provide payments in the event of their termination in certain circumstances but which do not create employment obligations. For additional information, see "Potential Payments Upon Termination or Change-in-Control."

     For fiscal year 2006, the Board of Directors increased the base salaries of the Named Executive Officers by approximately 2.5% to 3.5% each based on projected average salary increases in the banking industry and individual performance. The Board of Directors established a bonus pool for all employees equal to 4% of pre-tax earnings. Cash bonuses were awarded to the Named Executive Officers based on a percentage of the total pool relating to the Compensation Committee's judgment as to their relative contribution to the success of the Company.

     Consistent with its objective of using equity-based compensation as incentives for long-term performance and to align the interests of management with those of stockholders, the Board of Directors awarded options to the Named Executive Officers in December 2005 and December 2006. Because the December 2005 awards could not become effective until stockholders approved the 2006 Stock Option Plan at the 2006 Annual Meeting in April, the 2005 grants were not effective until that date. The 2006 grants were made effective as of the last trading day on the year. In each case, the options do not vest and become exercisable until one year from the date of grant. Award amounts were based on the Compensation Committee's assessment of the relative contribution to the Company's success. Approximately 45% of options awarded in 2006 were awarded to the Named Executive Officers with the remaining options granted to other officers of the Bank. Using the Black-Scholes Option Pricing Model and the assumptions described on Note 12 of Notes to the Consolidated Financial
Statements, we determined that the fair value of each option granted in April 2006 was $8.12 and the fair value of each option granted in December 2006 was $8.09.

     In accordance with SEC regulations, the Summary Compensation Table treats the increase in the present value of the Named Executive Officer's retirement benefit under the Salary Continuation Plan as an item of compensation. The Salary Continuation Plan provides that the Named Executive Officers will receive a fixed annual payment beginning at retirement at age 62 for a period of 15 years. The increase in present value is a function of the annual accrual to fully vest the Named Executive Officer at retirement age.

     The Summary Compensation Table includes various miscellaneous income items under "All Other Compensation." Under the Company's 401(k) Plan, eligible employees may annually contribute between 2% and 10% of their compensation to their accounts in the 401(k) Plan. The Company generally matches employee contributions up to 2% of salary. In 2006, the Company made an additional contribution of 4% of salary. Since the Named Executive Officers each contributed at least 2% of salary, a contribution of 6% was made to each of their accounts. The Company pays premiums on life insurance coverage for all eligible employees including the Named Executive Officers with insurance coverage of three times base salary. Each Named Executive Officer also participates in the Wayne Bank Employee Stock Ownership Plan. Each plan year, the Bank makes a contribution to the ESOP which is used to purchase Common Stock that is allocated to the accounts of participants in approximate proportion to their wages subject to certain IRS rules which limit the maximum amount that can be allocated to a participant's account.

     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END. The following table sets forth information concerning outstanding equity awards of the Named Executive Officers at fiscal year end.

                                                    OPTION AWARDS
                              ---------------------------------------------------------------
                              NUMBER OF
                              SECURITIES          NUMBER OF
                              UNDERLYING         SECURITIES
                             UNEXERCISED         UNDERLYING         OPTION        OPTION
                               OPTIONS       UNEXERCISED OPTIONS   EXERCISE     EXPIRATION
          NAME               EXERCISABLE        UNEXERCISABLE        PRICE         DATE
          ----               -----------        -------------        -----         ----

William W. Davis, Jr.                                3,000 (1)       $31.50     12/29/2016
                                                     4,200 (2)        31.38      4/25/2016
                                 4,200                                30.00     12/14/2014
                                 4,200                                23.95     12/09/2013
                                 3,938                                19.05     12/10/2012
                                 4,725                                16.98     12/11/2011
                                 4,725                                14.12     12/14/2009
                                 6,300                                15.24     12/08/2008
                                 2,670                                10.88     12/09/2007

Lewis J. Critelli                                    2,500 (1)       $31.50     12/29/2016
                                                     3,150 (2)        31.38      4/25/2016
                                 3,150                                30.00     12/14/2014
                                 3,150                                23.95     12/09/2013
                                 3,150                                19.05     12/10/2012
                                 3,150                                16.98     12/11/2011
                                 2,150                                10.36     12/12/2010
                                 3,150                                14.12     12/14/2009
                                 4,725                                15.24     12/08/2008
                                 6,300                                10.88     12/09/2007

Edward C. Kasper                                     1,500 (1)       $31.50     12/29/2016
                                                     2,100 (2)        31.38      4/25/2016
                                 2,625                                30.00     12/14/2014
                                 2,625                                23.95     12/09/2013
                                 2,363                                19.05     12/10/2012
                                 2,363                                16.98     12/11/2011
                                 2,363                                10.36     12/12/2010
                                 2,363                                14.12     12/14/2009
                                 3,938                                15.24     12/08/2008
                                 4,725                                10.88     12/09/2007

John H. Sanders                                      1,000 (1)       $31.50     12/29/2016
                                                     1,575 (2)        31.38      4/25/2016
                                 1,575                                30.00     12/14/2014
                                 1,575                                23.95     12/09/2013
                                 1,575                                19.05     12/10/2012
                                 1,575                                16.98     12/11/2011
                                 2,363                                14.12     12/14/2009
                                 3,938                                15.24     12/08/2008

Joseph A. Kneller                                    1,000 (1)       $31.50     12/29/2016
                                                     1,575 (2)        31.38      4/25/2016
                                 1,575                                30.00     12/14/2015
                                 1,575                                23.95     12/09/2013

------
(1)  Award vests on December 29, 2007.
(2)  Award vests on April 25, 2007.

     OPTION EXERCISES AND STOCK VESTED. The following table provides information regarding exercises of options and vesting of stock awards during the last fiscal year for each Named Executive Officer. The Company does not have a stock awards plan.

                                            OPTION AWARDS
                                --------------------------------------
                                    NUMBER OF
                                SHARES ACQUIRED ON   VALUE REALIZED
NAME                                 EXERCISE       ON EXERCISE (1)
----                                 --------       ---------------

William W. Davis, Jr.                   --                 --
Lewis J. Critelli                     2,363             $47,543
Edward C. Kasper                        --                 --
John H. Sanders                         --                 --
Joseph A. Kneller                       --                 --

---------
(1) Equals the difference between the exercise price and fair market value of the underlying common stock on the date of exercise times the number of options exercised.

     PENSION BENEFITS. The following table provides information with respect to each defined benefit pension plan in which a Named Executive Officer may receive payments or other benefits at, following, or in connection with retirement.

                                                                                  PRESENT
                                                               NUMBER OF         VALUE OF          PAYMENTS
                                                             YEARS CREDITED     ACCUMULATED      DURING LAST
NAME                          PLAN NAME                       SERVICE (1)       BENEFIT (2)      FISCAL YEAR
----                          ---------                       -----------       -----------      -----------
William W. Davis, Jr.         Salary Continuation Plan          7 years          $337,164             $0
Lewis J. Critelli             Salary Continuation Plan          7 years            94,387              0
Edward C. Kasper              Salary Continuation Plan          7 years           168,678              0
John H. Sanders               Salary Continuation Plan          7 years            94,338              0
Joseph A. Kneller             Salary Continuation Plan          7 years            44,856              0

-------
(1)  The credited years of service are based on the plan date of 1999.
(2) Amount shown is present value of total payments over payout term using a 7.50% discount rate.

     The Bank has entered into salary continuation agreements with the Named Executive Officers. The purpose of the salary continuation plan is to provide the Named Executive Officers with an additional retirement benefit in excess of the maximum benefit payable under the tax-qualified 401(k) plan. The agreements provide that upon termination of employment on or after reaching the age of 62, Messrs. Davis, Critelli, Kasper, Sanders and Kneller will be entitled to an annual retirement benefit equal to $46,000, $61,000, $29,000, $14,000 and $24,000, respectively, payable over 15 years. The retirement benefit is fixed and not dependent on pre-retirement compensation. In the event of death during active service, the Named Executive Officer's beneficiary will be entitled to the normal retirement benefit commencing on the date of death. In the event of disability or early termination for a reason other than death, disability, cause or following a change-in-control, the Named Executive Officers are entitled to a reduced benefit payable beginning with 90 days of disability in the case of disability or at normal retirement age in the case of early termination. The amounts payable under early termination and disability are based upon the plan years in which the event occurred. If the Named Executive Officers work past age 62, they are eligible for an increased benefit of 4% per year, pro rated at 0.3274% per month compounded up to age 65. The Named Executive Officers are not entitled to benefits in the event they are terminated for cause. On a change of control of the Company, the Company will pay the normal retirement benefit to the Named Executive

Officers in 12 equal monthly installments payable on the first day of each month commencing with the month following attaining age 62 and continuing for 179 additional months. The Named Executive Officers will not be entitled to any benefit if they violate certain non-compete provisions including becoming employed by or participating in the management of another bank or thrift following a termination of employment. These non-compete provisions, however, do not apply following a change-in-control.

     POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL. The Named Executive Officers are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the Named Executive Officers at, following or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.

                                                                    INVOLUNTARY               CHANGE-IN-
                           VOLUNTARY        EARLY        NORMAL    NOT FOR CAUSE  FOR CAUSE     CONTROL
NAME AND PLAN              TERMINATION   TERMINATION   RETIREMENT   TERMINATION  TERMINATION  TERMINATION    DISABILITY   DEATH
-------------              -----------   -----------   ----------   -----------  -----------  -----------    ----------   -----
William W. Davis, Jr.
  Employment
    Agreement(1)            $      0       $     0      $     0       $489,666       $    0  $   631,200     $      0   $      0
  Salary Continuation
    Plan(2)                  413,515       413,515      413,515        413,515            0      413,515      413,515    413,515
  Stock Option Plan(3)             0             0            0              0            0       35,652       35,652     35,652

Lewis J. Critelli
  Employment
    Agreement(1)                   0             0            0        317,417            0      412,500            0          0
  Salary Continuation
    Plan(2)                  275,787       275,787      548,357        275,787            0      548,357       89,851    548,357
  Stock Option Plan(3)             0             0            0              0            0       28,761       28,761     28,761

Edward Kasper
  Change-in-Control
  Severance Agreement(1)           0             0            0              0            0      228,000            0          0
  Salary Continuation
    Plan(2)                  200,983       200,983      260,694        200,983            0      260,694      160,571    260,694
  Stock Option Plan(3)             0             0            0              0            0       17,826       17,826     17,826

John Sanders
  Change-in-Control
  Severance Agreement(1)           0             0            0              0            0      200,000            0          0
  Salary Continuation
    Plan(2)                  112,851       112,851      215,747        112,851            0      215,747       42,698    215,747
  Stock Option Plan(3)             0             0            0              0            0       16,403       16,403     16,403

Joseph Kneller
  Change-in-Control
  Severance Agreement(1)           0             0            0              0            0      197,000            0          0
  Salary Continuation
    Plan(2)                  104,360       104,360      125,852        104,380            0      125,852       89,743    125,852
  Stock Option Plan(3)             0             0            0              0            0       16,403       16,403     16,403

---------
(1) Amount shown is lump sum payment to which named executive officer would be entitled in the event of a change-in-control or the remainder payments under the contract in the event of an involuntary not for cause termination.
(2) Amount shown is present value of payments over payout term using a 7.50% discount rate.
(3) Amount shown is equal to fair value of unvested portion of options at December 31, 2006 calculated using the Black-Scholes Option Pricing Model and the assumptions contained in Note 12 of Notes to Consolidated Financial Statements.

         EMPLOYMENT AGREEMENTS. Under their Employment Agreements, the Company or the Bank may terminate Mr. Davis's and Mr. Critelli's employment at any time for "just cause" as defined in the Agreement without further liability. If the Company or the Bank terminated Messrs. Davis and Critelli without just cause, they would be entitled to a continuation of their salaries for the remaining term of the Agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event of an involuntary termination or voluntary termination with good reason during the period beginning six months prior and ending one year after a change in control, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to three times the five-year average of his annual compensation minus $1.00. Under the Agreements, Messrs. Davis and Critelli are prohibited from competing with the Bank for one year if their employment is terminated for just cause or they resign for a reason other than good reason.

     SEVERANCE AGREEMENTS. The Bank has entered into change-in-control severance agreements with Messrs. Kasper, Kneller and Sanders which provide for severance payments in connection with a change-in-control in the same circumstances as the Employment Agreements of Messrs. Davis and Critelli. The severance agreements have terms of three years, renewable annually, and severance protection upon a termination of employment in connection with a change in control of the Bank, with such payment equaling two times the current annual compensation of Messrs. Kasper, Kneller and Sanders.

     SALARY CONTINUATION PLAN. For a description of the Salary Continuation Plan, see " - Pension Benefits" above.

     STOCK OPTION PLAN. The stock option plan provides that each outstanding stock option will become immediately vested in the event of the death or disability of the optionee or upon a change-in-control of the Company.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     Set  forth  below  is  a  table   providing   information   concerning  the
compensation of the directors of Norwood Financial Corp. who are not Named Executive Officers for the last completed fiscal year (2006).

                                                                                       CHANGE IN
                                                                                   PENSION VALUE AND
                                                                                     NONQUALIFIED
                         FEES EARNED                                NON-EQUITY         DEFERRED
                           OR PAID       STOCK        OPTION      INCENTIVE PLAN     COMPENSATION        ALL OTHER
            NAME           IN CASH       AWARDS     AWARDS(1)      COMPENSATION        EARNINGS       COMPENSATION(2)    TOTAL
            ----           -------       ------     ---------      ------------        --------       ---------------    -----
Russell L. Ridd           $ 25,200         --         $ 2,707           --                --            $    --      $  27,907
John E. Marshall            25,200         --           2,707           --                --                311         28,218
Kenneth A. Phillips         24,300         --           2,707           --                --                183         27,190
Ralph A. Matergia           24,300         --           2,707           --                --                183         27,190
Richard L. Snyder           21,600         --           2,707           --                --                 --         24,307
Gary P. Rickard             24,300         --           2,707           --                --                314         27,321
Daniel J. O'Neill           24,000         --           2,707           --                --                303         27,010
Susan Gumble-Cottell        12,625         --           2,707           --                --                 40         15,372

----------
(1) Based on a grant date fair value of $8.12 per option with eight months of expense recognized in 2006 or $5.41 per option for options granted in April 2006. For assumptions used, see Note 12 of Notes to Consolidated Financial Statements in the 2006 Annual Report to Stockholders. The aggregate grant-date fair value of the options awarded to Directors in April was $4,263 each and the aggregate grant-date fair value of options awarded to Directors in December was $4,045 each. At December 31, 2006, Directors had the following number of stock option awards outstanding:

         NAME                                        NUMBER OF OPTIONS
         ----                                        -----------------
         Russell L. Ridd                                      1,025
         John E. Marshall                                     1,025
         Kenneth A. Phillips                                  3,800
         Ralph A. Matergia                                    1,025
         Richard L. Snyder                                    3,800
         Gary P. Rickard                                      1,025
         Daniel J. O'Neill                                    4,588
         Susan Gumble-Cottell                                   500

(2) Consists of the value of life insurance premiums paid by the Company for the benefit of the director.

     The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief Executive Officer of the Company and the Bank, does not receive board or committee fees for his participation thereon. Each non-employee member of the Bank's Board of Directors receives a retainer of $1,675 per month. In addition, fees are paid for various committee meetings as follows: Trust Committee ($300); Audit Committee ($300);
Compensation Committee ($300); and Loan Committee ($300). For the fiscal year ended December 31, 2006, fees paid to all directors totaled approximately $181,525, all of which were paid by the Bank. The Company pays for life insurance coverage of $50,000 for each director.

     Under the 2006 Stock Option Plan, stock options for 525 shares each were awarded to non-employee directors effective upon stockholder approval of the plan for 2005 and options for 500 shares were awarded on December 29, 2006. The exercise price of these options was in each case equal to the fair market value of the underlying Common Stock on the effective date of grant. In each case, the options vest and become exercisable one year from the date of grant. Additional options may be granted to non-employee directors on an annual basis on a date established by the Compensation Committee.

--------------------------------------------------------------------------------
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. All loans to directors and executive officers are approved by the entire Board of Directors in advance with the director or executive officer abstaining from participating directly or indirectly in the voting.

--------------------------------------------------------------------------------
        PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Beard Miller Company LLP was the Company's independent auditors for the 2006 fiscal year. The Board of Directors has appointed Beard Miller Company LLP to be its independent auditors for the fiscal year ending December 31, 2007, subject to ratification by the Company's stockholders. The engagement of Beard Miller Company LLP was approved in advance by the Audit Committee. A representative of Beard Miller Company LLP is expected to be available at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     AUDIT FEES. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2006 and 2005 were $80,918 and $76,980, respectively.

     AUDIT RELATED FEES. The aggregate fees billed by Beard Miller Company LLP for assurance and related services related to the performance of the employee benefit plan audit and services in connection with the Company's Sarbanes-Oxley compliance for the years ended December 31, 2006 and 2005 were $10,238 and $18,386, respectively.

     TAX FEES. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for preparation of state and federal tax returns and other tax matters for the years ended December 31, 2006 and 2005 were $11,356 and $9,957, respectively.

     ALL OTHER FEES. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2006 and 2005 were $0 and $0, respectively.

     The Audit Committee has not adopted any pre-approval policies and procedures for audit and non-audit services to be performed by the independent auditors. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

     Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMITTEE
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2006, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the Company's independent auditor, Beard Miller Company LLP, all matters required to be discussed under Statement on Auditing Standards No. 61; and (iii) received Beard Miller Company LLP's disclosures regarding Beard Miller Company LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with Beard Miller Company LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

         Audit Committee:
                  Richard L. Snyder - Chairman
                  Dr. Kenneth A. Phillips
                  John E. Marshall
                  Ralph A. Matergia
                  Susan Gumble-Cottell

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and the beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish us with copies of such reports. To the best of our knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2006 fiscal year. We are not aware of any beneficial owners of more than 10% of the Common Stock.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2008, stockholder proposals must be submitted to the Secretary at the Company's office, 717 Main Street, Honesdale, Pennsylvania 18431, on or before November 24, 2007. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2008 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 24, 2008.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses that they incur in forwarding proxy materials to the beneficial owners of Common Stock. In addition to soliciting proxies by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

     The Company's 2006 Annual Report to Stockholders accompanies this proxy statement. Except to the extent specifically incorporated by reference, the Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORWOOD FINANCIAL CORP., 717 MAIN STREET, HONESDALE, PENNSYLVANIA 18431.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ John E. Marshall

                                   JOHN E. MARSHALL
                                   SECRETARY
Honesdale, Pennsylvania
March 22, 2007

                                                                      APPENDIX A

                             NORWOOD FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
o    Monitor the  independence  and  performance  of the  Company's  independent auditors.
o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee shall:

o pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Securities Exchange Act of 1934 (the "Act");
o have sole authority to appoint and determine the funding for the independent auditors in accordance with Section 10A(m)(2) of the Act;
o have the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and
o have the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the independent auditors provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the independent auditors provided that any such approvals are presented to the full Committee at its next scheduled meeting.

COMMITTEE COMPOSITION

The membership of the Audit Committee shall be composed of at least three directors, each of whom (i) is independent as defined under NASD Rule 4200
(a)(15); (ii) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Act; (iii) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the past three years; and (iv) is able to read and understand fundamental financial statements. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

At least one member of the Audit Committee shall possess the qualifications to serve as an "audit committee financial expert" as defined under SEC rules pursuant to the Exchange Act. The designation of a person as an "audit committee financial expert" does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the audit committee in the absence of such designation.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The committee will invite members of management, independent auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, and with independent auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

ROLES AND RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements
--------------------

1.   Review significant accounting and reporting issues, with Management and the
     independent  auditors,   and  understand  their  impact  on  the  financial
     statements. These issues include:

     o    Complex or unusual transactions and highly judgmental areas
     o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles
     o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

2. Review with management and the independent auditors the results of the year-end audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

3. Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

4. Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

Internal Control
----------------

1. Consider the effectiveness of the Company's risk management program and internal control system, including information technology security and control.

2. Understand the scope of the independent auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit
--------------

1. Review with management and internal audit, the committee charter, audit schedule and approach, recommendation, follow-up matrix, staffing and organizational structure of the internal audit function.

2. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

3. Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

4. On a periodic basis, meet separately with internal audit to discuss any matters that the committee of internal audit believes should be discussed privately.

External Audit
--------------

1.   Review  the  external   auditors'  audit  scope  and  approach,   including
     coordination of audit effort with internal audit.

2. Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

     o At least annually, obtain and review a report by the external auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.
     o    Take into account the opinions of management and internal audit.
     o    Review and evaluate the lead partner of the external auditor.

3.   Present its  conclusions  with respect to the external  auditor to the full
     Board.

4. On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

5. Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the independent accountants of:
     (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and; (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

Compliance
----------

1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2. Establish procedures for: (1) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3. Review with management and the independent auditor the basis for the reports issued pursuant to Part 363 of the FDIC regulations.

4.   Review the findings of any examinations by regulatory agencies.

5. Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities
--------------------------

1. Report as needed to the Board of Directors about issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditors.

2. Provide an open avenue of communication between the independent auditors, and the Board of Directors.

3. Report annually to the shareholders in the proxy statement, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

Other Responsibilities
----------------------

1. Discuss with management the Company's major policies with respect to risk assessment and risk management.

2. Perform other activities related to this charter as requested by the Board of Directors or as required by law.

3.   Institute and oversee special investigations as needed.

4.   Review  and  assess  the  adequacy  of  the  committee   charter  annually,
     requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

5. Confirm annually that all responsibilities outlined in this charter have been carried out.

                      Revised and Approved by Audit Committee:  December 9, 2003
                    Reviewed and Approved by Audit Committee:  December 13, 2005
                                Approved by Board of Directors February 13, 2007

                                                                      APPENDIX B

                             NORWOOD FINANCIAL CORP.
                             -----------------------
                                   WAYNE BANK
                                   ----------
                          NOMINATING COMMITTEE CHARTER
                          ----------------------------

Statement of Purpose
--------------------

     The Board of Directors of Norwood Financial Corp. (the "Company") is primarily responsible be the oversight and business plans of the Company. The election to the Board of Directors is determined by a vote of the stockholders of the Company. The primary function of the Nominating Committee is to evaluate candidates and recommend to the Board of Directors for its approval nominees for election as directors of the Company and its wholly-owned subsidiary, Wayne Bank (the "Bank").

     The Nominating Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Committee has the authority to retain, at the Company's and/or the Bank's expense, any search firm to be used to identify director candidates. The Committee shall also have the authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

Structure
---------

     Nominating Committee members shall meet the independence requirements of The Nasdaq Stock Market ("Nasdaq") as applicable and as may be amended from time to time. The members of the Committee shall be elected annually by the Board of Directors. If a Nominating Committee Chair is not designated, the members of the Committee may designate a Chair by majority vote. The Nominating committee shall establish its own rules of procedure, which shall be consistent with the Articles of Incorporation and Bylaws of the Company and the Bank and this Charter.

     The Nominating Committee shall meet as frequently as needed and not less than annually. A meeting may be called by the Chairperson of the Nominating Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Nominating Committee at least two (2) days prior to the meeting. Notice may be given in the same fashion as permitted for notice of Bard meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Nominating Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

     A majority of the members of the Nominating Committee present in person or proxy or by means of a conference telephone or other communications equipment by means of which persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Nominating Committee members present at a meeting, if a quorum is present, shall constitute an act of the Nominating Committee. Any action required or permitted to be taken at any meeting of the Nominating Committee may be taken without a meeting if all members of the Nominating Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Nominating Committee. Following each of its meetings, the Nominating Committee shall report its action and recommendations to the Board.

Responsibilities
----------------

     The authority and responsibilities of the Committee shall include, but not be limited to, the following:

     1.  The  Committee  shall  recommend  Board  of  Director   nominations  in
accordance with the listing standards of the Nasdaq, as may be supplemented or amended from time to time.

     2. The Committee shall develop criteria for the selection of new directors and, when appropriate, conduct the search for individuals qualified to become members of the Board. Such criteria is expected to include experience, education, attendance, business contacts within the community and industry, past performance and other criteria deemed relevant by the Committee.

     3. The Committee may develop criteria for the evaluation of incumbent Board members.

     4. The Committee shall evaluate the performance of current Board members eligible for re-election, and recommend to the Board whether such members should stand for re-election. The entire Board of Directors may also self-evaluate the performance of the Board as a whole.

     5.  The   Committee,   in  accordance   with  the  Company's   Articles  of
Incorporation and the Bank's Charter, shall review and evaluate nominees for election as directors submitted by the shareholders of the Company. The Committee shall have the authority to accept or reject any shareholder nominees for election as director in determining its recommended slate for submission to the Board.

     6. The Committee shall evaluate any nominees for election as director made in opposition to the slate of candidates nominated by the Board.

     7. The Committee shall have the authority to retain or terminate, in its discretion, any search or consulting firm to be used to identify and/or research the background and qualifications of director candidates and to approve the firm's fees and other retention terms. The Committee shall also have authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

     8. The Committee shall annually recommend to the Board of the Company and the Bank the slate of directors for such Boards.

     9. The Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

     10. The Committee shall review and assess the adequacy of this Charter at least annually and, as appropriate, adopt and recommend changes to the Board for its approval.

     11. The Committee shall have the authority to take any actions necessary to carry out the above provisions of this Charter.

                                     NORWOOD
                             FINANCIAL CORP. [LOGO]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    Please complete, date, sign and mail the
          detached proxy card in the enclosed postage-prepaid envelope.

                -------------------------------------------------
                                  PROXY VOTING

                      COMPLETE BOTH SIDES OF THIS PROXY AND
                       RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606
                -------------------------------------------------

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 21, 2007 and a 2006 Annual Report to Stockholders.

V   A
O   B
T   O
E   V
R   E

C   N
O   A                                                ----------------------------------------
N   M                                                                NORWOOD
T   E                                                                -------
R            COMMON                                              Financial Corp.
O   H
L   E        Signature:  ______________________       If you plan to personally attend the
    R                                                 Annual Meeting of Stockholders,  please
N   E                                                 check the box below and list names of
U            Signature:  ______________________       attendees on reverse side.
M
B                                                     Return this stub in the enclosed
E                                                     envelope with your completed proxy
R                                                     card.

                Date:  ______________________, 2007      I/We do plan to attend              [_]
                                                         the Annual Meeting.
                                                                                          COMMON
                                                        ----------------------------------------


Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
                            NORWOOD FINANCIAL CORP.
                 Annual Meeting of Stockholders, April 24, 2007           COMMON
--------------------------------------------------------------------------------

The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 24, 2007, at 11:00 a.m. local time and at any and all adjournments thereof, as follows:

                                                                                FOR     WITHHELD   FOR EXCEPT
        1.      The election as director of all nominees listed below:
                01  Richard L. Snyder                                           [  ]      [  ]      [  ]
                02  Ralph A. Matergia

                INSTRUCTIONS:  To withhold your vote for any individual nominees, mark FOR EXCEPT and insert that nominee's name on the line provided below.

                _____________________________________________________________________

                                                                                FOR     AGAINST    ABSTAIN
        2.      To ratify the appointment of Beard Miller Company LLP as        [  ]     [  ]       [  ]
                independent accountants for the Company for the fiscal year ending December 31, 2007.

                In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                The Board of Directors recommends a vote "FOR" each of the above propositions.

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                     NORWOOD
                                 FINANCIAL CORP.
                                 ---------------

                          ESOP VOTING INSTRUCTION FORM

              Please complete both sides, date, sign and mail the
         detached proxy card in the enclosed postage-prepaid envelope.
              DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

V   A
O   B
T   O                                                                                       NORWOOD
E   V                                                                                   --------------
R   E                                                                                   FINANICAL CORP.

C   N                                                                                   If you plan to personally attend the
O   A                                                                                   Annual Meeting of Stockholders, please
N   M                                                                                   check the box below and list names of
T   E                                                                                   attendees on reverse side.
R
O   H                                                                                   Return this stub in the enclosed
L   E                                                                                   envelope with your completed proxy
    R                                                                                   card.
N   E
U
M                                                                                       I/We do plan to attend  [_]
B                                                     ESOP                              the Annual Meeting
E                                                     Signature ________________
R                                                     Signature ________________
                                                      Date _______________, 2007                                            ESOP

Please sign exactly as your name appears above, When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
                            NORWOOD FINANCIAL CORP.
                 Annual Meeting of Stockholders, April 24, 2007             ESOP
--------------------------------------------------------------------------------

     The undersigned hereby instructs the Trustees of the Wayne Bank Employee Stock Ownership Plan and Trust ("ESOP") to vote, all shares of common stock allocated to the account of the undesigned in the ESOP at the Annual Meeting of Stockholders to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 24, 2007, at 11:00 a.m. local time, and at any an all adjournments thereof, as follows:.

                                                                                FOR     WITHHELD   FOR EXCEPT
        1.      The election as director of all nominees listed below:
                01  Richard L. Snyder                                           [  ]      [  ]      [  ]
                02  Ralph A. Matergia

                INSTRUCTIONS:  To withhold your vote for any
                               individual nominees, mark FOR EXCEPT and
                               insert that nominee's name on the line provided below.

                _____________________________________________________________________

                                                                                FOR     AGAINST    ABSTAIN
        2.      To ratify the appointment of Beard Miller Company LLP as        [  ]     [  ]       [  ]
                independent accountants for the Company for the fiscal year ending December 31, 2007.

                The Board of Directors recommends a vote "FOR" each of the above propositions.

Dated: _________________, 2007          ________________________________________
                                                Signature

If you return this card properly signed, but you do not otherwise specify, shares will be voted "FOR" the above listed nominees and proposals. If you do not return this card, your shares will be voted by the Trustee in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees.